         ------------------------------------------------------------
                                 MORGAN STANLEY
                                  DEAN WITTER
                                   HIGH YIELD
                                   FUND, INC.
         ------------------------------------------------------------





                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1999
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER





                           MORGAN STANLEY DEAN WITTER
                             HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIANS

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/investmentmanagement.

LETTER TO SHAREHOLDERS
--------
For the six months ended June 30, 1999, the Morgan Stanley Dean Witter High Yield Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 2.85% compared to 2.82% for the CS First Boston High Yield Index
(the "Index"). For the period since the Fund's commencement of operations on November 30, 1993 through June 30, 1999, the Fund's total return, based on net asset value per share, was 77.60% compared to 54.11% for the Index. On
June 30, 1999, the closing price of the Fund's share s on the New York Stock Exchange was $15 3/4, representing a 17.8% premium to the Fund's net asset value per share.

The Fund slightly outperformed the Index for the second quarter ended June 30th. Initially, in the second quarter, high yield bonds performed well, supported by merger and investment activity in the telecommunications and cable industries, and positive fund flows. By May, liquidity concerns, technical conditions, and rising rates contributed to lower prices. Exposure to non-U.S. issues and telecommunications and cable sectors had the largest positive impact on results. Holdings in healthcare, retail an d gaming sectors also helped performance. Underweighting in the commodity and cyclical sectors, which performed well, and security selection detracted from returns. The Fund continued to benefit from merger and investment activities in telecommunications and cable sectors that have been generally favorable for credit quality. Prices of many issues not directly involved in transactions have also benefited.

The Fund remains overweighted in the telecommunications and cable sectors, where we continue to find value. We continue to selectively add to commodity and cyclical issues, where we remain underweighted, and are finding value in the gaming sector. The Fund remains overweighted in health care and retail, and maintains exposure to non-U.S. issues.

We expect economic growth to moderate and inflation to remain close to current levels, which should be an attractive environment for high yield bonds. We continue to believe that high yield bonds offer attractive value on a risk-adjusted expected return basis.

Sincerely,

/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

July 1999

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.




--------------------------------------------------------------------------------
DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/institutional/investmentmanagement.

Morgan Stanley Dean Witter High Yield Fund, Inc.
Investment Summary as of June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL                                                          TOTAL RETURN (%)
INFORMATION                             -----------------------------------------------------------------------
                                           MARKET VALUE (1)       NET ASSET VALUE (2)            INDEX (3)
                                        ---------------------    ---------------------    ---------------------
                                                      AVERAGE                  AVERAGE                  AVERAGE
                                        CUMULATIVE    ANNUAL     CUMULATIVE    ANNUAL     CUMULATIVE    ANNUAL
                                        ----------    -------    ----------    -------    ----------    -------
               FISCAL YEAR TO DATE          7.33%        --          2.85%        --          2.82%        --
               ONE YEAR                    16.28       16.28%        1.94        1.94%       -0.85       -0.85%
               FIVE YEAR                  116.21       16.67        86.55       13.28        56.08        9.31
               SINCE INCEPTION*            95.04       12.71        77.60       10.83        54.11        8.06

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                    [GRAPH]

                                                   YEAR ENDED DECEMBER 31,                 SIX MONTHS
                                                                                              ENDED
                                                                                             JUNE 30,
                                1993*     1994      1995      1996      1997      1998        1999
                               ------    ------    ------    ------    ------    ------    ----------
Net Asset Value Per Share....  $14.10    $11.96    $13.63    $14.45    $15.19    $13.62      $13.37
Market Value Per Share......   $14.75    $11.38    $12.88    $14.63    $16.06    $15.38      $15.75
Premium/(Discount)..........      4.6%     -4.8%     -5.5%      1.3%      5.7%     12.9%       17.8%
Income Dividends............       --     $1.37    $ 1.27    $ 1.42    $ 1.36    $ 1.42      $ 0.69
Capital Gains Distributions..      --        --        --        --    $ 0.48    $ 0.83          --
Fund Total Return (2)........    0.00%    -5.53%    26.07%    17.52%    18.48%     4.12%       2.85%
Index Total Return (1)(3)....    1.26%    -0.97%    17.39%    12.39%    12.65%     0.58%       2.82%

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.
 *  The Fund commenced operations on November 30, 1993.

Morgan Stanley Dean Witter High Yield Fund, Inc.
Portfolio Summary as of June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

[CHART]

Debt Securities                     (93.2%)
Equity Securities                    (3.1%)
Short-Term Investments               (3.7%)

--------------------------------------------------------------------------------
SECTORS

[CHART]

Cable                                (7.5%)
Communications                      (21.5%)
Gaming                               (4.9%)
General Industrial                   (7.6%)
Health Care                          (6.8%)
Media & Entertainment                (3.3%)
Packaging                            (3.9%)
Retail                               (6.6%)
Sovereign and Emerging Markets      (14.5%)
Transportation                       (3.2%)
Other                               (20.2%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                 PERCENT OF
                                                   TOTAL
                                                INVESTMENTS
                                                -----------
     1.  Nextel Communications, Inc.
           0.00%,9/15/07                            2.2%
     2.  DR Securitized Lease Trust
           7.60%, 8/15/07                           2.1
     3.  Station Casinos, Inc.
           10.125%, 3/15/06                         1.8
     4.  TV Azteca 'B'
           10.50%, 2/15/07.                         1.7
     5.  Columbia/HCA Healthcare
           6.91%, 6/15/05                           1.7
     6.  Intermedia Communications, Inc. 'B'
           0.00%, 7/15/07                           1.6
     7.  HMH Properties 'A'
           7.875%, 8/1/05                           1.6
     8.  SD Warren Co. 'B'
           12.00%, 12/15/04                         1.6
     9.  Chancellor Media Corp. 'B'
           8.125%, 12/15/07                         1.6
     10. Occidente y Caribe
           0.00%, 3/15/04                           1.4
                                                   ----
                                                   17.3%
                                                   ----
                                                   ----

* Excludes short-term investments.

FINANCIAL STATEMENTS
--------
STATEMENT OF NET ASSETS (UNAUDITED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------
JUNE 30, 1999

                                                        FACE
                                                      AMOUNT             VALUE
                                                        (000)             (000)
-------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (76.1%)
-------------------------------------------------------------------------------
CABLE (7.5%)
   Adelphia Communications 'B'
   (b)7.50%, 1/15/04                           U.S.$     160     U.S.     $153
   (b)8.375%, 2/1/08                                   1,100             1,059
      9.875%, 3/1/07                                     200               208
(e)CSC Holdings, Inc.
      9.875%, 5/15/06                                  1,470             1,562
(e)Global Crossing Holdings Ltd.
      9.625%, 5/15/08                                  1,220             1,287
   Lenfest Communications, Inc.
      7.625%, 2/15/08                                    800               822
   (e)8.375%, 11/1/05                                    625               663
(d)NTL, Inc.
      0.00%, 4/1/08                                    2,325             1,575
   Rogers Cablesystems
      10.125%, 9/1/12                                    650               701
   Rogers Cablesystems 'B'
   (e)10.00%, 3/15/05                                  1,505             1,622
   Rogers Communications, Inc.
      8.875%, 7/15/07                                    750               759
   (e)9.125%, 1/15/06                                    800               814
                                                                 -------------
                                                                        11,225
                                                                 -------------
-------------------------------------------------------------------------------
CHEMICALS (1.0%)
   ISP Holdings, Inc. 'B'
      9.00%, 10/15/03                                  1,550             1,544
                                                                 -------------
-------------------------------------------------------------------------------
COMMUNICATIONS (19.2%)
(b)American Cellular Corp.
      10.50%, 5/15/08                                    805               825
   AMSC Acquisition Co., Inc. 'B'
      12.25%, 4/1/08                                   1,725             1,320
(b)Centennial Cellular
      10.75%, 12/15/08                                 1,005             1,038
(d)Dial Call Communications 'B'
      10.25%, 12/15/05                                   560               571
   Dobson Communications Corp.
      11.75%, 4/15/07                                  1,045             1,097
(d)Dolphin Telecommunications plc
      0.00%, 6/1/08                            ECU     1,520               777
(b,e)Echostar DBS Corp.
      9.375%, 2/1/09                           U.S.$   1,625             1,651
   Espirit Telecom Group 'DM'
      11.50%, 12/15/07                         ECU       665               743
   Globalstar LP
      11.375%, 2/15/04                         U.S.$   1,050               693
(b)Hermes Europe Railtel B.V.
      10.375%, 1/15/09                                   250               254
(d)Hyperion Telecommunications, Inc.
      0.00%, 4/15/03                                   1,920             1,586
(d,e)Intermedia Communications, Inc. 'B'
      0.00%, 7/15/07                                   3,400             2,427
(e)Iridium LLC/Capital Corp. 'A'
      13.00%, 7/15/05                                  1,650               330
-------------------------------------------------------------------------------
                                                        FACE
                                                      AMOUNT             VALUE
                                                        (000)             (000)
-------------------------------------------------------------------------------
(b)Metromedia Fiber Network
      10.00%, 11/15/08                         U.S.$     790     U.S.$     813
   Nextel Communications, Inc.
 (d,e)0.00%, 9/15/07                                   4,620             3,373
   (d)0.00%, 2/15/08                                     500               344
(d,e,f)9.75%, 8/15/04                                    315               320
   NEXTLINK Communications, Inc.
   (d)0.00%, 4/15/08                                   2,500             1,494
   (b)10.75%, 11/15/08                                   225               230
   Primus Telecommunications
      Group, Inc.
   (b)11.25%, 1/15/09                                    560               568
   Primus Telecommunications
      Group, Inc. 'B'
      9.875%, 5/15/08                                  1,000               949
   PSINet, Inc. 'B'
      10.00%, 2/15/05                                    800               795
(d,e)RCN Corp.
      0.00%, 10/15/07                                  2,200             1,474
(d)Rhythms NetConnections Inc. 'B'
      0.00%, 5/15/08                                   1,335               704
   RSL Communications plc
 (e,f)9.125%, 3/1/08                                   1,165             1,069
   (b)12.00%, 11/1/08                                    900               945
   RSL Communications, Ltd.
   (d)0.00%, 3/15/08                           ECU     1,380               878
      12.25%, 11/15/06                         U.S.$      88                92
(b)Tele1 Europe B.V.
      13.00%, 5/15/09                                    590               614
(d)Viatel, Inc.
      0.00%, 4/15/08                                   1,335               858
                                                                 -------------
                                                                        28,832
                                                                 -------------
-------------------------------------------------------------------------------
ENERGY (3.1%)
   CMS Energy Corp.
      7.50%, 1/15/09                                   1,520             1,423
(d)Husky Oil Ltd.
      8.90%, 8/15/28                                     885               851
   Snyder Oil Corp.
      8.75%, 6/15/07                                   1,700             1,674
   Vintage Petroleum, Inc.
      8.625%, 2/1/09                                     185               177
 (b,e)9.75%, 6/30/09                                     485               496
                                                                 -------------
                                                                         4,621
                                                                 -------------
-------------------------------------------------------------------------------
FINANCIAL (1.8%)
(b,d)Fuji JGB Investment LLC
      9.87%, 12/31/49                                    800               700
(b,d,e)SB Treasury Co. LLC
      9.40%, 12/29/49                                  1,010               982
   Smithfield Foods, Inc.
      7.625%, 2/15/08                                  1,175             1,069
                                                                 -------------
                                                                         2,751
                                                                 -------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                        FACE
                                                      AMOUNT             VALUE
                                                        (000)             (000)
-------------------------------------------------------------------------------
GAMING (4.9%)
(e)Harrahs Operating Co., Inc.
      7.875%, 12/15/05                         U.S.$   1,625     U.S.$   1,576
(b,e)Horeshoe Gaming Holding
      8.652%, 5/15/09                                  1,750             1,693
(e)Park Place Entertainment
      7.875%, 12/15/05                                 1,565             1,487
(b,e)Station Casinos, Inc.
      10.125%, 3/15/06                                 2,555             2,635
                                                                 -------------
                                                                         7,391
                                                                 -------------
-------------------------------------------------------------------------------
GENERAL INDUSTRIAL (7.6%)
   Allied Waste North America 'B'
      7.875%, 1/1/09                                     475               440
   Applied Power Inc.
      8.75%, 4/1/09                                      670               650
   Axia, Inc.
      10.75%, 7/15/08                                    585               578
(b)CEX Holdings, Inc.
      9.625%, 6/1/08                                   1,065             1,001
   Geberit International
      10.125%, 4/15/07                         ECU       869             1,042
(b)Hayes Lemmerz International, Inc.
      8.25%, 12/15/08                          U.S.$   1,545             1,468
   Huntsman ICI Chemicals
   (b)10.125%, 7/1/09                                    750               777
   (b)10.125%, 7/1/09                                    750               753
(b)Lyondell Chemical Co.
      9.625%, 5/1/07                                     220               224
(b)National Steel Corp. 'D'
      9.875%, 3/1/09                                   1,070             1,086
(d,e)Norcal Waste Systems, Inc.
      13.50%, 11/15/05                                 1,600             1,768
(b)Nortek, Inc.
      8.875%, 8/1/08                                     915               901
(b)Sirona Dental Systems
      9.125%, 7/15/08                          ECU       844               802
                                                                 -------------
                                                                        11,490
                                                                 -------------
-------------------------------------------------------------------------------
HEALTH CARE (6.8%)
   Columbia/HCA Healthcare
   (e)6.91%, 6/15/05                           U.S.$   2,760             2,553
   (e)7.00%, 7/1/07                                    2,025             1,830
      7.58%, 9/15/25                                   2,120             1,741
   Fresenius Medical Capital Trust II
      7.875%, 2/1/08                                   1,195             1,123
   Tenet Healthcare Corp.
 (b,e)8.125%, 12/1/08                                    430               406
   (e)8.625%, 1/15/07                                  2,100             2,053
   Tenet Healthcare Corp. 'B'
      8.125%, 12/1/08                                    570               538
                                                                 -------------
                                                                        10,244
                                                                 -------------
-------------------------------------------------------------------------------
                                                        FACE
                                                      AMOUNT             VALUE
                                                        (000)             (000)
-------------------------------------------------------------------------------
HOTELS/LODGING/RESTAURANTS (2.8%)
   Hilton Hotels
      7.95%, 4/15/07                           U.S.$   1,510    U.S.$    1,528
(e)HMH Properties 'A'
      7.875%, 8/1/05                                   2,530             2,391
(b)Host Marriott LP
      8.375%, 2/15/06                                    250               242
                                                                 -------------
                                                                         4,161
                                                                 -------------
-------------------------------------------------------------------------------
MEDIA & ENTERTAINMENT (2.6%)
(e)Chancellor Media Corp. 'B'
      8.125%, 12/15/07                                 2,420             2,347
(e)Outdoor Systems, Inc.
      8.875%, 6/15/07                                  1,480             1,545
                                                                 -------------
                                                                         3,892
                                                                 -------------
-------------------------------------------------------------------------------
METALS (1.9%)
   Impress Metal Packaging
   (b)9.875%, 5/29/07                          ECU     1,406             1,608
   (b)9.875%, 5/29/07                                    205               234
(b)Murrin Murrin Holdings
      Property Ltd.
      9.375%, 8/31/07                          U.S.$   1,075               946
                                                                 -------------
                                                                         2,788
                                                                 -------------
-------------------------------------------------------------------------------
PACKAGING (3.9%)
   Norampac, Inc.
      9.50%, 2/1/08                                    1,485             1,519
(b)Pacific Papers, Inc.
      10.00%, 3/15/09                                  1,365             1,406
(e)SD Warren Co. 'B'
      12.00%, 12/15/04                                 2,235             2,380
   Tembec Industries, Inc.
      8.625%, 6/30/09                                    520               517
                                                                 -------------
                                                                         5,822
                                                                 -------------
-------------------------------------------------------------------------------
REAL ESTATE/BUILDING (1.7%)
   American Standard, Inc.
      7.125%, 6/1/06                                   1,105             1,148
(e)D.R. Horton Inc.
      8.00%, 2/1/09                                    1,490             1,401
                                                                 -------------
                                                                         2,549
                                                                 -------------
-------------------------------------------------------------------------------
RETAIL (6.6%)
(b)CA FM Lease Trust
      8.50%, 7/15/17                                   1,398             1,300
   DR Securitized Lease Trust
      6.66%, 8/15/10                                   1,287             1,197
      7.60%, 8/15/07                                   3,141             3,082
      9.35%, 8/15/19                                     500               505
(b)HMV Media Group plc
      10.875%, 5/15/08                         GBP     1,035             1,692
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                        FACE
                                                      AMOUNT             VALUE
                                                        (000)             (000)
-------------------------------------------------------------------------------
RETAIL (CONTINUED)
   Musicland Group, Inc.
      9.00%, 6/15/03                           U.S.$     590     U.S.$     572
(e)Musicland Group, Inc. 'B'
      9.875%, 3/15/08                                  1,600             1,568
                                                                 -------------
                                                                         9,916
                                                                 -------------
-------------------------------------------------------------------------------
TRANSPORTATION (3.2%)
(f)Aircraft Lease Portfolio
      Securitization Ltd. 1996-1 P1D
      12.75%, 6/15/06                                  1,594             1,594
   Jet Equipment Trust 'C1'
      11.79%, 6/15/13                                  1,500             1,859
   Jet Equipment Trust 'D-95'
      11.44%, 11/1/14                                  1,100             1,354
                                                                 -------------
                                                                         4,807
                                                                 -------------
-------------------------------------------------------------------------------
UTILITIES (1.5%)
   AES Corp.
      8.50%, 11/1/07                                   1,430             1,346
(b)RAS Laffan Liquid Natural Gas
      8.294%, 3/15/14                                    950               871
                                                                 -------------
                                                                         2,217
                                                                 -------------
-------------------------------------------------------------------------------
TOTAL CORPORATE BONDS AND NOTES
   (Cost U.S.$116,721)                                                 114,250
                                                                 -------------
-------------------------------------------------------------------------------
ASSET BACKED SECURITIES (1.3%)
-------------------------------------------------------------------------------
   Long Beach Auto 1997-1, 'B'
      14.22%, 10/26/03                                   973               967
   OHA Auto Grantor Trust 1997-1, 'B'
      11.00%, 9/15/03                                  1,045             1,040
                                                                 -------------
-------------------------------------------------------------------------------
TOTAL ASSET BACKED SECURITIES
   (Cost U.S.$2,031)                                                     2,007
                                                                 -------------
-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE
   OBLIGATION(1.4%)
-------------------------------------------------------------------------------
   DLJ Mortgage Acceptance Corp.
      1997-CF2 S
      0.357%, 10/15/30                                32,592               697
(b)First Home Mortgage
      Acceptance Corp.,
      7.929%, 11/1/18                                  1,312               999
   GMAC IO 1996-C1 CL X2 REMIC
      3.051%, 3/15/21                                  6,323               410
-------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATION
   (Cost U.S.$2,509)                                                     2,106
                                                                 -------------
-------------------------------------------------------------------------------
                                                        FACE
                                                      AMOUNT             VALUE
                                                        (000)             (000)
-------------------------------------------------------------------------------
SOVEREIGN AND EMERGING MARKETS (14.3%)
-------------------------------------------------------------------------------
(e)TV Azteca 'B'
      10.50%, 2/15/07                             U.S.$3,460        U.S.$2,604
   APP Fin II Mauritius Ltd.
      12.00%, 2/15/04                                    865               567
(b)AST Research Inc.
      7.45%, 10/1/02                                     925               887
(b)Cablevision S.A.
      13.75%, 5/1/09                                     750               690
(d)CTI Holdings
      0.00%, 4/15/08                                   1,700               850
   Glencore Nickel Property Ltd.
      9.00%, 12/1/14                                     935               804
   Hermes Europe Railtel B.V.
      11.50%, 8/15/07                                    945               992
(e)Indah Kiat Finance
      10.00%, 7/1/07                                   1,950             1,345
(e)Multicanal
      10.50%, 2/1/07                                   1,705             1,401
(b)NSM Steel, Inc.
      12.25%, 2/1/08                                     825                 1
(d)Occidente y Caribe
      0.00%, 3/15/04                                   3,125             2,094
(e)Philippine Long
      Distance Telephone
      9.25%, 6/30/06                                   1,725             1,647
(b,e)Pindo Deli Finance (Mauritius)
      10.75%, 10/1/07                                  1,955             1,349
(d)PTC International Finance B.V.
      0.00%, 7/1/07                                    1,330               983
   Quezon Power Ltd.
      8.86%, 6/15/17                                     400               322
(b)RBS Participacoes
      11.00%, 4/1/07                                     850               569
(c)Republic of Argentina 'L'
      5.938%, 3/31/05                                  1,772             1,515
   Satelites Mexicanos 'B'
      10.125%, 11/1/04                                   940               757
(d)Telewest Communication plc
      0.00%, 4/15/09                           GBP     1,550             1,565
   United Mexican States
      Par Bond 'W-A'
      6.25%, 12/31/19                          U.S.$     770               574
-------------------------------------------------------------------------------
TOTAL SOVEREIGN AND EMERGING MARKETS
   (Cost $25,015)                                                       21,516
                                                                 -------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                        VALUE
                                                      SHARES             (000)
-------------------------------------------------------------------------------
PREFERRED STOCK (2.4%)
-------------------------------------------------------------------------------
COMMUNICATIONS (1.7%)
(a)Concentric Network Corp. 'B'                        8,777     U.S.$     829
(a,b)Dobson Communications Corp. 13.00%                4,500               434
(a,f)IXC Communications, Inc. 'B'                      1,325             1,279
                                                                 -------------
                                                                         2,542
                                                                 -------------
-------------------------------------------------------------------------------
MEDIA & ENTERTAINMENT (0.7%)
(f)Paxson Communications Corp.                        11,196             1,008
                                                                 -------------
-------------------------------------------------------------------------------
TOTAL PREFERRED STOCK
   (Cost U.S.$3,237)                                                     3,550
                                                                 -------------
-------------------------------------------------------------------------------
                                                      NO. OF
                                                    WARRANTS
-------------------------------------------------------------------------------
WARRANTS (0.8%)
--------------------------------------------------------------------------------
COMMUNICATIONS (0.6%)
(a,b)American Mobile Satellite Corp.,
      expiring 4/1/08                                 17,250                63
(a,b)Globalstar Telecom,
      expiring 2/15/04                                 1,000                52
(a,b)Iridium World Communications, Inc.,
      expiring 7/15/05                                   840                 8
(a,b)Rhythms NetConnections Inc.,
      expiring 5/15/08                                57,000               821
                                                                 -------------
                                                                           944
                                                                 -------------
--------------------------------------------------------------------------------
SOVEREIGN AND EMERGING MARKETS (0.2%)
(a,b)NSM Steel, Inc.,
      expiring 2/1/08                              5,223,013                 5
(a,b)Occidente y Caribe,
      expiring 3/15/04                               125,000               211
                                                                 -------------
                                                                           216
                                                                 -------------
-------------------------------------------------------------------------------
TOTAL WARRANTS
   (Cost U.S.$928)                                                       1,160
                                                                 -------------
-------------------------------------------------------------------------------
                                                        FACE
                                                      AMOUNT             VALUE
                                                        (000)             (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (3.7%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT
   Chase Securities, Inc. 4.55%, dated
      6/30/99, due 7/1/99, to be
      repurchased at U.S.$5,586,
      collateralized by U.S.$5,185
      United States Treasury Bonds,
      7.25%, due 5/15/16, valued at
      U.S.$5,762
   (Cost U.S.$5,585)                           U.S.$   5,585     U.S.$   5,585
                                                                 -------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
   (Cost U.S.$156,026)                                                 150,174
                                                                 -------------
--------------------------------------------------------------------------------
OTHER ASSETS
   Cash                                                   17
   Interest Receivable                                 2,950
   Receivable for Investments Sold                       839
   Net Unrealized Gain on Foreign
      Currency Exchange Contracts                        313
   Receivable for Daily Variation on
      Futures Contracts                                   65
   Other Assets                                           18             4,202
                                               -------------     -------------
-------------------------------------------------------------------------------
LIABILITIES
   Payable For:
      Reverse Repurchase Agreements                  (34,785)
      Dividends Declared                              (1,017)
      Investments Purchased                             (100)
      Investment Advisory Fees                           (68)
      Custodian Fees                                      (5)
      Directors' Fees and Expenses                       (60)
      Shareholder Reporting Expenses                     (40)
      Professional Fees                                  (35)
      Administrative Fees                                (14)
   Other Liabilities                                     (32)          (36,156)
                                               -------------     -------------
-------------------------------------------------------------------------------
NET ASSETS (100%)
   Applicable to 8,841,981, issued and
      outstanding U.S.$ 0.01 par value shares
      (100,000,000 shares authorized)                            U.S.$ 118,220
                                                                 -------------
                                                                 -------------
-------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                        U.S.$   13.37
                                                                 -------------
                                                                 -------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                        AMOUNT
                                                                          (000)
-------------------------------------------------------------------------------
AT JUNE 30, 1999, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------
   Common Stock                                                  U.S.$      88
   Capital Surplus                                                     124,104
   Accumulated Net Investment Loss                                        (512)
   Accumulated Net Realized Gain                                           158
   Unrealized Depreciation on Investments
      and Foreign Currency Translations                                 (5,618)
-------------------------------------------------------------------------------
TOTAL NET ASSETS                                                 U.S.$ 118,220
                                                                 -------------
-------------------------------------------------------------------------------

   (a) -- Non-income producing.
   (b) -- 144A security - certain conditions for public sale may exist.
   (c) -- Variable/floating rate security - rate disclosed is as of June 30, 1999.
   (d) -- Step Bond - coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 1999. Maturity date disclosed is the ultimate maturity.
   (e) -- Denotes all or a portion of securities subject to repurchase under Reverse Repurchase Agreements as of June 30, 1999 - see note A-4 to financial statements.
   (f) -- Security valued at fair value - See note A-1 to financial statements. PIK -- Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.

-------------------------------------------------------------------------------
JUNE 30, 1999 EXCHANGE RATES:
-------------------------------------------------------------------------------
ECU       European Currency Unit                            0.968 = U.S. $1.00
GBP       British Pound                                     0.634 = U.S. $1.00
-------------------------------------------------------------------------------


FUTURES CONTRACTS:
   At June 30, 1999, the following futures contracts were open:

                                                                   NET
               NUMBER          AGGREGATE                        UNREALIZED
                 OF           FACE VALUE       EXPIRATION          LOSS
              CONTRACTS          (000)            DATE             (000)
             -----------     ------------     ------------     ------------
  SHORT:
   Gilt           16         U.S.$  2,860        Sep-99          U.S.$(34)
                                    -----                        --------
                                    -----                        --------
-------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
   Under the terms of foreign currency exchange contracts open at June 30, 1999, the Fund is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:

                                                                    NET
   CURRENCY                                IN                    UNREALIZED
     TO                                 EXCHANGE                   GAIN
   DELIVER      VALUE      SETTLEMENT     FOR         VALUE       (LOSS)
    (000)       (000)        DATE        (000)        (000)        (000)
  ---------  ------------  ----------  ----------  ------------  ----------
  ECU   425  U.S.$    440   07/26/99   U.S.$  454  U.S.$    454  U.S.$   14
  ECU 2,105         2,178   07/27/99        2,251         2,251          73
  ECU 1,385         1,433   07/27/99        1,484         1,484          51
  ECU 1,100         1,138   07/27/99        1,166         1,166          28
  ECU   750           776   07/27/99          777           777           1
  ECU 1,495         1,547   07/30/99        1,595         1,595          48
  ECU   255           264   08/10/99          277           277          13
  ECU   620           643   08/20/99          659           659          16
  GBP   135           213   08/09/99          216           216           3
  GBP 2,010         3,172   09/03/99        3,238         3,238          66
             ------------                          ------------  ----------
             U.S.$ 11,804                          U.S.$ 12,117  U.S.$  313
             ------------                          ------------  ----------
             ------------                          ------------  ----------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                                                           SIX MONTHS
                                                                                                             ENDED
                                                                                                         JUNE 30, 1999
                                                                                                          (UNAUDITED)
STATEMENT OF OPERATIONS                                                                                      (000)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest .........................................................................................         7,419
-------------------------------------------------------------------------------------------------------------------------
      Total Income...................................................................................         7,419
-------------------------------------------------------------------------------------------------------------------------
EXPENSES
   Interest Expense..................................................................................           974
   Investment Advisory Fees..........................................................................           421
   Administrative Fees...............................................................................            83
   Shareholder Reporting Expenses....................................................................            45
   Professional Fees.................................................................................            37
   Directors' Fees and Expenses......................................................................            25
   Custodian Fees....................................................................................            15
   Transfer Agent Fees...............................................................................            14
   Other Expenses....................................................................................            23
-------------------------------------------------------------------------------------------------------------------------
      Total Expenses.................................................................................         1,637
-------------------------------------------------------------------------------------------------------------------------
         Net Investment Income.......................................................................         5,782
-------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN
   Investment Securities Sold........................................................................             3
   Foreign Currency Transactions.....................................................................           675
   Futures Contracts.................................................................................            77
-------------------------------------------------------------------------------------------------------------------------
      Net Realized Gain..............................................................................           755
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
   Depreciation on Investments.......................................................................        (3,039)
   Appreciation on Foreign Currency Translations.....................................................           304
-------------------------------------------------------------------------------------------------------------------------
      Change in Unrealized Appreciation/Depreciation.................................................        (2,735)
-------------------------------------------------------------------------------------------------------------------------
Net Realized Gain and Change in Unrealized Appreciation/Depreciation.................................        (1,980)
-------------------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............................................  U.S.$  3,802
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------


                                                                                    SIX MONTHS
                                                                                       ENDED
                                                                                   JUNE 30, 1999          YEAR ENDED
                                                                                    (UNAUDITED)        DECEMBER 31, 1998
STATEMENT OF CHANGES IN NET ASSETS                                                     (000)                 (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
   Net Investment Income....................................................   U.S.$    5,782         U.S.$  11,817
   Net Realized Gain........................................................              755                 6,280
   Change in Unrealized Appreciation/Depreciation...........................           (2,735)              (12,066)
-------------------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations......................            3,802                 6,031
-------------------------------------------------------------------------------------------------------------------------
Distributions:
   Net Investment Income....................................................           (6,096)              (12,267)
   In Excess of Net Investment Income.......................................               --                  (198)
   Net Realized Gain........................................................               --                (6,732)
   In Excess of Net Realized Gain...........................................               --                  (597)
-------------------------------------------------------------------------------------------------------------------------
   Total Distributions.........................................................           (6,096)              (19,794)
-------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Reinvestment of Distributions (38,971 and 42,301 shares, respectively)......              574                   653
-------------------------------------------------------------------------------------------------------------------------
   Total Decrease..............................................................           (1,720)              (13,110)

NET ASSETS:
   Beginning of Period.........................................................          119,940               133,050
-------------------------------------------------------------------------------------------------------------------------
   End of Period (including accumulated net investment loss / distribution in excess of net investment income of
      U.S.$(512) and U.S.$(198), respectively)................................    U.S.$  118,220         U.S.$ 119,940
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                                                       SIX MONTHS
                                                                                                          ENDED
                                                                                                      JUNE 30, 1999
                                                                                                       (UNAUDITED)
STATEMENT OF CASH FLOWS                                                                                   (000)
-------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING AND OPERATING ACTIVITIES:
   Proceeds from Sales of Investments................................................................    U.S.$  39,626
   Purchases of Investments..........................................................................          (41,507)
   Net Increase in Short-Term Investments............................................................           (2,729)
   Investment Income.................................................................................            6,510
   Interest Expense Paid.............................................................................             (738)
   Operating Expenses Paid...........................................................................             (657)
-------------------------------------------------------------------------------------------------------------------------
   Net Cash Provided by Investing and Operating Activities...........................................              505
-------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Cash Received for Reverse Repurchase Agreements...............................................               13,191
   Cash Distributions Paid (net of reinvestment of U.S.$574).....................................              (13,726)
-------------------------------------------------------------------------------------------------------------------------
   Net Cash Used for Financing Activities............................................................             (535)
-------------------------------------------------------------------------------------------------------------------------
   Net Decrease in Cash..............................................................................              (30)
-------------------------------------------------------------------------------------------------------------------------
CASH AT BEGINNING OF PERIOD..........................................................................               47
-------------------------------------------------------------------------------------------------------------------------
CASH AT END OF PERIOD................................................................................    U.S.$      17
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH PROVIDED BY INVESTING AND OPERATING ACTIVITIES:
-------------------------------------------------------------------------------------------------------------------------
   Net Investment Income.............................................................................    U.S.$   5,782
   Proceeds from Sales of Investments................................................................           39,626
   Purchases of Investments..........................................................................          (41,507)
   Net Increase in Short-Term Investments............................................................           (2,729)
   Net Decrease in Receivables Related to Operations.................................................              302
   Net Increase in Payables Related to Operations....................................................              253
   Accretion/Amortization of Discounts and Premiums..................................................           (1,222)
-------------------------------------------------------------------------------------------------------------------------
   Net Cash Provided by Investing and Operating Activities...........................................    U.S.$     505
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                          SIX MONTHS
                                             ENDED                               YEAR ENDED DECEMBER 31,
SELECTED PER SHARE                       JUNE 30, 1999   --------------------------------------------------------------------------
DATA AND RATIOS:                          (UNAUDITED)            1998           1997           1996           1995           1994
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....  U.S.$  13.62   U.S.$  15.19   U.S.$  14.45   U.S.$  13.63   U.S.$  11.96   U.S.$  14.10
-----------------------------------------------------------------------------------------------------------------------------------
Offering Costs..........................            --             --             --             --             --          (0.01)
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income...................          0.65           1.34           1.37           1.35           1.34           1.32
Net Realized and Unrealized Gain
   (Loss) on Investments................         (0.21)         (0.66)          1.21           0.89           1.60          (2.08)
-----------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations..          0.44           0.68           2.58           2.24           2.94          (0.76)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
   Net Investment Income................         (0.69)         (1.40)         (1.36)         (1.42)         (1.27)         (1.36)
   In Excess of Net Investment Income...            --          (0.02)            --             --             --          (0.01)
   Net Realized Gain....................            --          (0.76)         (0.48)            --             --             --
   In Excess of Net Realized Gain.......            --          (0.07)            --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
      Total Distributions...............         (0.69)         (2.25)         (1.84)         (1.42)         (1.27)         (1.37)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..........  U.S.$  13.37   U.S.$  13.62   U.S.$  15.19   U.S.$  14.45   U.S.$  13.63   U.S.$  11.96
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD...  U.S.$  15.75   U.S.$  15.38   U.S.$  14.63   U.S.$  14.63   U.S.$  12.88   U.S.$  11.38
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
   Market Value.........................          7.33%         11.15%         25.92%         25.92%         25.21%        (14.11)%
   Net Asset Value (1)..................          2.85%          4.12%         17.52%         17.52%         26.07%         (5.53)%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)...  U.S.$118,220   U.S.$119,940   U.S.$126,330   U.S.$126,330   U.S.$118,863   U.S.$104,260
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses before Interest
   Expense to Average Net Assets........          1.10%*         1.10%          1.12%          1.12%          1.11%          1.12%
Ratio of Expenses After Interest
   Expense to Average Net Assets........          2.72%*         2.23%          2.46%          2.46%          2.79%          2.78%
Ratio of Net Investment Income to
   Average Net Assets...................          9.61%*         9.00%          9.82%          9.82%         10.29%         10.18%
Portfolio Turnover Rate.................            26%            78%           136%           136%            84%            32%
-----------------------------------------------------------------------------------------------------------------------------------

 *  Annualized.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 1999
--------

     Morgan Stanley Dean Witter High Yield Fund, Inc. (formerly The Morgan Stanley High Yield Fund, Inc.) (the "Fund") was incorporated on September 23, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary objective is to produce high current income and as a secondary objective, to seek capital appreciation, through investments primarily in high yield securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued on the basis of prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by the Board of Directors (the "Board"), although the actual calculations may be done by others.

2. U.S. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counter party to the extent that the value of securities subject to repurchase exceed the Fund's liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements are designated as such in the Statement of Net Assets.

     At June 30, 1999, the Fund had reverse repurchase agreements outstanding as follows:

                                                                MATURITY IN
                                                                 LESS THAN
                                                                  365 DAYS
                                                                -----------
     Value of Securities Subject to
       Repurchase                                               $45,895,000
     Liability Under Reverse
       Repurchase Agreement                                     $34,785,000
     Weighted Average Interest Rate                                    5.78%

     The average weekly balance of reverse repurchase agreements outstanding during the six months ended June 30, 1999 was approximately $34,004,000 at a weighted average interest rate of 5.78%.

5. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that por-tion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

6. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

7. WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets on the Fund's Custody account as segregated. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.

8. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

9. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

10. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

11. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

12. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments of the timing of the recognition of losses on securities and non-deductible expenses.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.08% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. During the six months ended June 30, 1999, the Fund made purchases and sales totaling, approximately $41,357,000 and $38,497,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases and sales of long-term U.S. Government securities. At June 30, 1999, the Federal income tax cost basis of securities was $156,026,000 and, accordingly, net unrealized depreciation for Federal income tax purposes was $5,852,000 of which $3,402,000 related to appreciated securities and $9,254,000 related to depreciated securities.

F. At June 30, 1999, a substantial portion of the Fund's total investments consist of high yield securities rated below investment grade. Investments in high-yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher-rated securities. These investments are often traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the statement of net assets and the differences could be material.

G. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at June 30, 1999 totaled approximately $56,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

H. During June 1999, the Officers declared a distribution of $0.115, derived from net investment income, payable on July 15, 1999, to shareholders of record on June 30, 1999.

                       I. Supplemental Proxy Information

The Annual Meeting of the Stockholders of The Morgan Stanley High Yield Fund, Inc. was held on June 21, 1999. The following is a summary of each proposal presented and the total number of shares voted:

                                                                         VOTES IN     VOTES     AUTHORITY      VOTES
PROPOSAL:                                                                FAVOR OF    AGAINST     WITHHELD    ABSTAINED
---------                                                                --------    -------     --------    ---------
1. To elect the following Directors:  Peter J. Chase................... 7,976,201        --       44,002          --
                                      David B. Gill.................... 7,976,901        --       43,302          --
                                      Michael F. Klein................. 7,972,701        --       47,502          --

2. To ratify the selection of PricewaterhouseCoopers LLP as independent
   accountants of the Fund............................................. 7,976,944     21,435         --        21,823

3. To approve an amendment to the Fund's Articles of Incorporation to change the name of the Fund to Morgan Stanley Dean Witter High Yield
   Fund, Inc........................................................... 7,891,017     98,431         --        30,751

YEAR 2000 DISCLOSURE (UNAUDITED):

The investment advisory services provided to the Fund by the Adviser depend on the smooth operation of its computer systems. Many computer and software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser has been actively working on necessary changes to its own computer systems to deal with the year 2000 problem and expects that its systems will be adapted before that date. There can be no assurance, however, that the Adviser will be successful. In addition, other unaffiliated service providers may be faced with similar problems. The Adviser is monitoring their remedial efforts, but, there can be no assurance that they and the services they provide will not be adversely affected.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder may elect by providing written instructions to American Stock Transfer & Trust Company (the "Plan Agent") to have all distributions automatically reinvested in Fund Shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Participants who wish to withdraw from the Plan should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                    Morgan Stanley Dean Witter High Yield Fund, Inc. American Stock Transfer & Trust Company
                    Dividend Reinvestment and Cash Purchase Plan
                    40 Wall Street
                    New York, NY 10005
                    1-800-278-4353